Irwin Revolving Home Equity Loan Trust 1989-1
Servicing Certificate for December 15, 1998 Payment Date


Collections Received on the Mortgage Loans
Interest                                       $1,411,170.08
Principal                                       3,030,775.53
Less Additional Balances Purchased                517,744.37
Net Principal Collections                       2,513,031.16
Less Principal Collections Deposited
  into Funding Account                          2,513,031.16
Principal Distribution Amount                           0.00

Term Notes
LIBOR                                               5.27781%
Note Rate (LIBOR + 1.16%)                           5.43781%
Interest Distributable                           $679,726.25
Principal Distributable                                 0.00
Total Payment Distributable                       679,726.25
Interest Carry-Forward Amount                           0.00
Interest Carry-Forward Amount
  per $1,000 of Term Notes                              0.00
Beginning Balance                            $150,000,000.00
Ending Balance                                150,000,000.00
Ending Balance Factor                             100.00000%
Percentage of Aggregate Security Balance
  for Related Interest Period                     100.00000%

Variable Funding Notes
Interest Distributable                                $ 0.00
Principal Distributable                                 0.00
Total Payment Distributable                             0.00
Interest Carry-Forward Amount                           0.00
Interest Carry-Forward Amount
  per $1,000 of Variable Funding Notes                  0.00
Beginning Balance                                       0.00
Ending Balance                                          0.00
Percentage of Aggregate Security Balance
  for Related Interest Period                       0.00000%

Fees
Servicing Fee                                    $111,985.86
Distributions to the Enhancer                      21,562.50
Indenture Trustee Fee                                 559.93
Accrued and Unpaid Servicing fees
  for Previous Collection Periods
  (per $1000 of Notes)                                  0.00

Losses
Liquidation Loss Amount                                $0.00
Liquidation Loss Distribution Amount                    0.00
Policy Draw Amount                                      0.00

Certificates
Excess Spread                                    $628,698.35
Certificateholder Distribution Amount             628,698.35
Beginning Certificate Balance                           0.00
Ending Certificate Balance                              0.00

Mortgage Pool
Beginning Number of Mortgage Loans                     3,231
Ending Number of Mortgage Loans                        3,180
Weighted Average Mortgage Interest Rate              12.151%
Beginning Pool Balance                       $134,383,037.50
Ending Pool Balance                          $131,870,006.34

Delinquency Data (Days Past Due)     30-59     60-89     90+
Number of Mortgage Loans               15       1          3
Percentage of Ending Number
  of Loans in Mortgage Pool           0.47%     0.03%  0.09%

Principal Balances of
Mortgage Loans         $899,412.10  $36,000.00   $174,430.77
Percentage of Ending
Pool Balance               0.68%        0.03%          0.13%

Delinquency Data (REO/Foreclosure)     Foreclosure      REO
Number of Mortgage Loans                         3        0
Percentage of Ending Number
  of Loans in Mortgage Pool                 0.09%     0.00%

Principal Balances of
  Mortgage Loans                       $174,430.77     0.00
Percentage of Ending Pool Balance           0.13%     0.00%

Liquidation Loss Amount                               $0.00
Cumulative Liquidation Loss Amount                     0.00

Prefunding Account
Beginning Prefunding Balance                 $11,500,798.65
Prefunding Account Reinvestment                   30,757.21
Master Servicer Advance                                0.00
Less Prefunding Account withdrawals
  (transferred to Capitalized
   Interest Account)                              30,757.21
Less Reimbursement for Prior Month's
  Master Servicer Advance                              0.00
Less Principal Balances of
  Subsequent Mortgage Loans Purchased                  0.00
Ending Prefunding Account Balance             11,500,798.65

Funding Account
Beginning Funding Account Balance             $4,134,044.14
Funding Account Reinvestment                      11,414.62
Principal Collections Deposited
  into Funding Account                         2,513,031.16
Less Principal Balances of
  Subsequent Mortgage Loans Purchased                  0.00
Ending Funding Account Balance                 6,658,489.92

Next Payment Date,
  Expected Subsequent Transfer Date (Yes, No)?          Yes
Estimate of Principal Balances of
  Intended Subsequent Mortgage Loans          $6,658,489.92

Capitalized Interest Account
Beginning Capitalized Interest Account Balance        $0.00
Capitalized Interest Account Reinvestment            125.62
Deposits into Capitalized Interest Account        30,757.21
Less Capitalized Interest Account Withdrawals
 (Transferred to Trustee Collection Account)      30,882.83
Ending Capitalized Interest Account Balance            0.00

Reserve Fund
Beginning Reserve Account Cash Balance          $125,000.00
Beginning Reserve Account
  Letter of Credit Balance                     4,600,000.00
Reserve Account Reinvestment                         479.98
Less Amount Released from Reserve Fund
  Due to Excess(Transferred to
  Trustee Collection Account)                        479.98
Less Amount Released from Reserve Fund
  Due to shortfall                                     0.00
Ending Reserve Account Balance                 4,725,000.00
Reserve Account Target                         4,725,000.00

Other
Managed Amortization Event Occurred (Yes/No)?            No

Rapid Amortization Event Occurred (Yes/No)?              No
Specific Rapid Amortization Event                       N/A

Servicing Default Occurred (Yes/No)?                     No
Specific Servicing Default                              N/A

Number of Mortgage Loans Removed from the Trust       $0.00
Principal balances of Mortgage Loans
  Removed from the Trust                               0.00

Account Withdrawal Summary
Amounts to be Withdrawn from
  the Prefunding Account                         $30,757.21
Amounts to be Withdrawn from
  the Funding Account                                  0.00
Amounts to be Withdrawn from
  the Trustee Collection Account               1,330,547.03

Amount to be Swept from
  Collection Account to Trustee
Interest                                      $1,411,170.08
Principal                                      3,030,775.53
Master Servicer Advance                                0.00
Less Additional Balances Purchased               517,744.37
Less Servicing Fee                               111,985.86
Amount of Sweep                                3,812,215.38

